UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2026

OXBRIDGE RE HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36346	98-1150254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 201,
42 Edward Street, George Town P.O. Box 469
Grand Cayman, Cayman Islands	KY1-9006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 749-7570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Ordinary Shares (par value $0.001)	OXBR	The Nasdaq Stock Market LLC
Warrants to Purchase Ordinary Shares	OXBRW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 10, 2026, Oxbridge Re Holdings Limited (the “Company”) and its indirect wholly owned subsidiary SurancePlus Inc. (“SurancePlus”), a British Virgin Islands Business Company, announced the commencement of an offering by SurancePlus of Participation Shares (the “Securities”) represented by digital tokens to be issued under a 3-year Participation Share Investment Contract (the “PSIC”). The Participation Shares are not shares in SurancePlus (or the Company) and shall have no preemptive right or conversion rights. The Participation Shares solely confer contractual rights against SurancePlus as contained in the PSIC. At the offering’s commencement, up to an aggregate of two million (2,000,000) Participation Shares will be issued, represented by digital tokens labelled “T20-2027” and “T42-2027”, representing our balanced yield and high yield participation shares, respectively. The quantity of Participation Shares to be issued in subsequent years of 2027, and 2028, shall be disclosed prior to their issuances. At the start of the offering, the Participation Shares will be offered at an initial price of $10.00 per Participation Share, with varying discounts up to 5% per Participation Share for investments above varying specific thresholds.

The net proceeds from the offer and sale of the Participation Shares will be used by SurancePlus to purchase one or more participating notes of Oxbridge Re NS, an affiliated Cayman Islands licensed reinsurance entity, and the proceeds from the sale of such participating notes will be invested in collateralized reinsurance contracts to be underwritten by Oxbridge Re NS.

The holders of the Participation Shares will generally be entitled to receive proceeds from payments on the participating notes in an amount equal to their Investor Final Return, consisting of the initial Participation Share Price plus their allocated share of net underwriting profits, subject to a preferred return hurdle of 8% (annualized) and 16% (annualized) for the balance yield and high yield participation shares, respectively, below which 100% of such profits are allocated to investors, and above which profits are generally shared 80% to investors and 20% to SurancePlus.

The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state or other securities laws. The Securities will be sold in a transaction exempt from registration under the Securities Act and will be sold only to persons reasonably believed to be accredited investors in the United States under SEC Rule 506(c) under the Securities Act and outside the United States only to non-U.S. persons in accordance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Securities. There can be no assurance that the offering of Securities will be completed.

The information in this Current Report on Form 8-K, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act, as amended, except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy the Securities. The Securities are not required to be, and have not been, registered under the United States Securities Act of 1933, as amended, in reliance on the exemptions provided by Regulation S and SEC Rule 506(c) thereunder. Offers and sales of the Securities are made only by, and pursuant to, the terms set forth in the Confidential Private Placement Memorandum relating to the Securities. The offering of the Securities is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky, or other laws of such jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Report that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results or developments, and these statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “profitable,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the offering by SurancePlus of the Securities and the other important factors discussed under the caption “Risk Factors” in our Form 10-K filed with the U.S. Securities and Exchange Commission on March 26, 2025, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this Report. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE RE HOLDINGS LIMITED

/s/ Wrendon Timothy
Date: February 10, 2026	Wrendon Timothy
Chief Financial Officer and Secretary
(Principal Accounting Officer and
Principal Financial Officer)

A signed original of this Form 8-K has been provided to Oxbridge Re Holdings Limited and will be retained by Oxbridge Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request